CMS ENERGY

Top of Mind

- Why Invest?
- Investment
- Upsides
- Partners
- Regulatory
- Passion to Improve

CMS LISTED NYSE

Investor Meeting

December 1, 2014


Ludington Pumped Storage
Fourth largest in the world


Ray Compressor Station
#1 LDC in gas storage


Cross Winds® Energy Park
#2 in renewable sales in the Great Lakes area

CMS ENERGY

Top of Mind

- Why Invest?
- Investment
- Upsides
- Partners
- Regulatory
- Passion to Improve

CMS LISTED NYSE

BMO 10th Annual Utilities & Pipeline Conference

December 2, 2014



Ludington Pumped Storage
Fourth largest in the world



Ray Compressor Station
#1 LDC in gas storage



Cross Winds® Energy Park
#2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31, 2013 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods.

Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

Why Invest? . . . .

CMS ENERGY

Our Growth Engine

(2015-2024 Capex)



$15.5 Billion
5% - 7% EPS growth

More "upside"
$5 bil NOT yet in Plan!

Supported By

- **UPSIDES** create headroom
  (Investment, Sales, Cost, & DIG)
- **PARTNERS** support good regulation
  (Customers, Regulators, & Policy Makers)
- **PASSION** to improve for customers and owners
  (Value, Reliability, & Environment)

. . . . next 10 years brighter than last.

INVESTMENT -- "Catch-Up" . . . .

CMS ENERGY



Amount
(billions)
$1.8
Catch-Up
Peers
Restructuring
CMS
> $1.5 per year
Peer Performance [a]
Consumers Energy
Peer Average
Capex
Liquidity
Cash Flow
(oper)
19%
16%
21%
16%
18%
14%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

[a] Based on June 2014 information percent of market cap

Source: 10K; actual amounts through 2013 smoothed for illustration

. . . . creating an opportunity for the next ten years.

INVESTMENT -- Ten-Year Capex Plan Expanded . . . .

CMS ENERGY

2015-2024
10-Year Plan

Opportunity Level

$15.5 Billion

Opportunity

	Amount (bils)
Generation capacity • PPA replacement • ROA return • Higher renewables	$3.0
Gas conversions & expansion	1.0
Grid modernization	1.0
Total Opportunities	$5.0

Upside?

$20+ Billion

	10-Year Plan	Opportunity Level
Rate Base	up 5% to 7%	
Customer base rates	<2 ✓	>4 X

. . . . driving long-term, organic growth, while keeping base rates well below inflation.

UPSIDES -- Capacity Opportunities . . . .



Capacity Growth Over Next Ten Years
MW
11,000
7,500
Not in plan
Potential for ~3,000 MW of owned capacity
Further Upside
~8,600 MW
PPA 2,600 capacity ~30%
Owned 6,000
410 MW Shortfall
540 MW
~800 MW
PPA's Expire
780 MW
1,240 MW
Lower customer bills
PPA 580
Owned 8,820
1,200 MW
Today
Jackson Plant Replaces Classic Seven
ROA Eliminated?
Palisades PPA Expires 2022
MCV PPA Expires 2025
Future
MISO Zone 7 Shortage 2016 3,000 MW

. . . . emerging with replacements not yet in plan!

UPSIDES -- Capacity Price Increases . . . .



Today
(mils)
Future Scenarios
(mils)
+$50
$55
$35
+$30
Opportunity
$5
Capacity price
($ kW per month)
< $0.50
$4.50
$7.50
(CONE)

Recent Contracts

- Nine-year 250 MW "energy" contract at $4.06
- Capacity to Consumers
  - 25 MW/2015 at $2.32
  - 50 MW/2016 at $4.36

Upside: Capacity and energy contracts layered in over time

. . . . could add value to the 700 MW "DIG" plant.

UPSIDES -- 2014 Reinvestment Helps Customers . . . .

CMS ENERGY



Adjusted EPS
(non-GAAP)
2014
+18¢
+15¢
Third Quarter EPS
• Weather (Electric) (6)¢
• Reinvestment (5)
Total Change (11)¢
Good Choices
First Nine Months EPS
• Weather(Gas) 16¢
• Cost savings 4
• Reinvest & other (16)
Total Change + 4¢
+4¢
$1.78 +7%-
$1.76 +6%
Guidance
Plan
January
March 31
June 30
September 30
December

. . . . AND provides sustainable growth for investors.

UPSIDES -- Trend of O&M Cost Savings . . . .

CMS ENERGY

O&M Trend vs Peers



50%
0
-25
~6% per year
Peers
~2% per year
Inflation
-25%
-7%
-7%
-10%
Accelerated
CMS
-17%
Actual
Plan
2006 2007 2008 2009 2010 2011 2012 2013
2014
2018

Lines smoothed for illustrative purposes

Future Savings

	2018 vs 2013 (mils)
• Fuel mix	$ - 25
• Benefits	- 75
• Less Expensive New Hires & Lower Headcount	- 75
• Smart Meters	- 25
• Inflation	+100
2018 below 2013	**$-100**
Savings	-10%

. . . . accelerated; funding investment and reducing risk.

PARTNERS -- Michigan Energy Law Update . . . .

CMS ENERGY



• Historical test year
• 12-18 months regulatory lag
• No cap on ROA
• 10% renewables by 2015
• Energy efficiency standards
• File-and-implement
• 10% ROA cap
• Adaptability
• Reliability
• Affordability
• Environmental protection
No updates expected until early 2015
Before 2008
TODAY
2015 Improvements

. . . . builds on visionary 2008 Law!

PARTNERS -- Election Results . . . .

CMS ENERGY

Governor's Race



Michigan's Comeback Continues

Governor Rick Snyder (R)

- Eliminated state deficit; balanced four budgets [a]
- More than 250,000 jobs since 2010;[b] best recovery in nation! [a]
- Focus on affordable, reliable energy

[a] Rick for Michigan
[b] Business Leaders for Michigan

State Senate



Democrats
Republicans
38
11/-1
27/+1

State House



Democrats
Republicans
110
47/-4
63/+4

. . . . Governor Snyder reelected.

REGULATORY -- Electric Rate Case Investment . . . .

CMS ENERGY

"Win-Win" Rate Case


New Investment
Jackson Plant
Smart Energy
Reliability & Other
Clean Air
Offsets
Cost of Removal
Benefits
Classic 7 Retirement
Service Improvements
Distribution (incl. forestry)
IT
Jackson Plant
Gen., UAs & Other
Request
2001 Securitization
Net Customer Rate Change
Jackson Plant
12/14
6/15 Self-impl.
10/15
12/15

Key Features

A) New rate design

(Big users competitive!)

B) Jackson Plant in rate base

(Lowest purchase price in many years!)

C) Investment recovery & cost reductions

(Industry leader!)

. . . . largely offset by cost reductions & elimination of old securitization surcharge.

REGULATORY -- New Electric Rate Design....



Residential
Commercial
Industrial
Energy Intensive
2.5%
-3.2%
-0.7%
-1.3%
-3.4%
-4.7%
-5.0%
-4.8%
-9.8%
-15.0%
-4.8%
-20.0%
Base Rate
Fuel Recovery
Net Reduction

.... and lower fuel cost have positive impact on average electric rates.

PASSION TO IMPROVE -- CMS Energy . . . .

Future Shines Bright


$3.50
EPS [a]
Dividend
+7%
+5% to +7%
Last 11 Years
2014
Next 10 Years

[a] Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

Substantial Future Growth

	Past Performance	Next 5 Years
Capex (bils) (2009-2014)	$6.3	$7.5 Capacity Op!
O&M Reductions (2006-2013)	(7)%	(10)% Conservative
Sales Growth (2010-2013)	+1%	+½ % Conservative
Regulatory	Visionary Law Tier 1 Ranking	Improved Law

. . . . building on past performance for even brighter future.

Appendix

2015 Gas Rate Case . . . .

CMS ENERGY

Overview

	Amount (Mils)
Capital Investment	$ 144 ✓
Cost & Other	(56)
Request	$ 88

2016-2017 Investment Recovery Mechanism	$ 92

	Existing (2012)	Request (2015)
Rate Base (bils)	$3.14	$3.65
ROE	10.3%	10.7%
Equity - Regulatory	41.3	41.7
Equity - Financial	50.9	52.5

Residential Gas Customer Cost



Amount (per day)
$3.00
2.00
1.00
Projected 9% decrease!
$2.44
$2.24
GCR
1.40
1.12
Base rate
1.04
1.12
June 2012
June 2015

. . . . supports capital investment offset partially by lower costs.

Consumers Appears . . . .

Carbon Tonnage Reduction



Million Tons of CO_2
(Preliminary)
25
23
21
19
17
15
2005 Baseline
Clean Power Plan
"Implied" EPA Target
Consumers Energy
Projected emission level
2014
2020
2025
2030

. . . . to be in a good carbon position.

Generation Strategy: New Supply Sources . . . .

CMS ENERGY



Levelized cost of new build (¢/kWh)
New Build
Consumers Energy Sources
25
20
15
10
5
0
5¢
6¢
5¢
Zeeland
7¢
8¢
Back -up
6¢
6¢
Cross Winds
11¢
Back -up
9¢
10¢
7¢
Big 5
12¢
5.5¢
Palisades
22¢
15¢
Combined Cycle Gas Plant
Gas price= $3.00 $4.50 $6.00
Wind
W/ tax credit
W/o tax credit
Coal
W/ emission controls
Nuclear
Residential Solar
Today $3.00 per watt
Future $2.00 per watt?

. . . . combined cycle gas is the most attractive new source of supply.

Operating Cash Flow Growth . . . .

CMS ENERGY



Amount
(bils)
$ 2.5
2.0
1.5
1.0
0.5
.0
(0.5)
Gross operating cash flow[a] up $0.1 billion per year
Up $0.5 Billion
$1.7
$1.8
$1.9
$2.0
$2.1
$2.2
$2.3
$1.45
$1.55
Interest, working capital and taxes
Investment
Pct of Market Cap (as of June 2014)
Cap Inv
OCF
CMS
19%
18%
Peers
16
14
Cash flow before dividend
a Non-GAAP
2013
2014
2015
2016
2017
2018
2019

NOLs & Credits	$0.6	$0.4	$0.5	$0.4	$0.2	$0.1	$0

. . . . self-funds investment and strategy.

GAAP Reconciliation

CMS ENERGY

Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66
After-tax items:											
Electric and gas utility	0.21	(0.39)	-	-	(0.07)	0.05	0.33	0.03	-	0.17	-
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)	(0.01)	*
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)	*	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*
Asset impairment charges, net	-	-	1.82	0.76	0.60	-	-	-	-	-	-
Cumulative accounting changes	0.16	0.01	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66
Mark-to-market impacts		0.03	(0.43)	0.51							
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS ENERGY

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2013	2014	2015	2016	2017	2018	2019
Consumers Operating Income + Depreciation & Amortization	$ 1,740	$ 1,810	$ 1,877	$ 1,959	$ 2,065	$ 2,186	$ 2,308
Enterprises Project Cash Flows	16	20	28	34	52	55	53
Gross Operating Cash Flow	$ 1,756	$ 1,830	$ 1,905	$ 1,993	$ 2,117	$ 2,241	$ 2,361
Other operating activities including taxes, interest payments and working capital	(335)	(380)	(355)	(593)	(617)	(641)	(661)
Net cash provided by operating activities	$ 1,421	$ 1,450	$ 1,550	$ 1,400	$ 1,500	$ 1,600	$ 1,700